SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549




                              FORM 8-K




               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934



              Date of Report:          October 6, 1997

              Date of earliest
               event reported:         October 1, 1997



                     LINCOLN NATIONAL CORPORATION
          (exact name of registrant as specified in its charter)




    Indiana               1-6028               35-1140070
   (State of        (Commission File Number)  (IRS Employer
   Incorporation)                             identification No.)


200 East Berry Street, Fort Wayne, Indiana     46802-2706
 (Address of principal executive offices)      (Zip Code)




                            219-455-2000
                   (Registrant's telephone number)

<page 2>

Item 2  Acquisition or Disposition of Assets


Lincoln National Corporation ("LNC") sold its remaining 83.3% ownership in AmericanStates Financial Corporation ("ASFC") to SAFECO Corporation on October 1, 1997 for $2.65 billion (includes repayment of intercompany debt of $300 million). The Agreement and Plan of Merger dated as of June 6, 1997, was filed by LNC on Form 8-K on June 17, 1997.
The sales price was determined through the solicitation of companies that had expressed interest in acquiring ASFC.

Through its subsidiary companies, ASFC provided personal lines insurance (auto, homeowners, multi-peril and other) and commercial lines insurance (business owners policies, auto, multiple-peril, workers' compensation, general liability and other) in most states of the United States. As a result of this sale LNC will no longer be in the property-casualty insurance business on a direct basis.

Pro Forma Condensed Consolidated Financial Statements are shown in
Item 7 of this document.

<page 3>

Item 7  Financial Statements and Exhibits


(a)  Financial statements of business acquired

     Not applicable


(b)  Pro forma condensed consolidated financial information (unaudited)

The following pro forma condensed consolidated balance sheet of LNC and its subsidiaries as of June 30, 1997 and the pro forma condensed consolidated statements of income for the six months ended June 30, 1997 and years ended December 31, 1996, 1995 and 1994 have been prepared based on the historical results of operations and financial condition of LNC and includes the divestiture of LNC's 83.3% interest in ASFC. Pro forma adjustments, which have been prepared by LNC's management, and the assumptions on which they are based are described in the accompanying notes to pro forma condensed consolidated financial statements. Other acquisition/disposition activities completed by LNC during 1997 which are not related to the transaction described above have not been included in the following pro forma condensed consolidated financial statements since they are not material to LNC's financial position or results of operations either individually or in the aggregate as defined within the regulatory guidelines.

The pro forma condensed consolidated balance sheet assumes that LNC's divestiture of ASFC had been consummated as of June 30, 1997. The pro forma condensed consolidated statements of income assume that LNC's divestiture of ASFC had been consummated on January 1, 1994. The actual disposition date was October 1, 1997.

LNC believes that the following pro forma statements may not be indicative of the results that actually would have occurred if the divestiture described in this document had been in effect on the dates indicated or indicative of the results which may be achieved in the future. For example, on July 28, 1997 LNC announced that it had signed an agreement with CIGNA Corporation to purchase a block of individual life insurance and annuity business for approximately $1.4 billion. Exhibit 02 to LNC's Form 10-Q for the quarter ended June 30, 1997 includes a copy of that agreement. That acquisition is expected to close in the fourth quarter of 1997. Following the closing of that transaction, LNC expects to prepare an additional Form 8-K with pro forma statements.

The pro forma financial statements on page 4 through 10 of this filing should be read in conjunction with the audited financial statements of LNC.

(c)  Exhibits

     Exhibit 2.1    Agreement and Plan of Merger dated as of June 6, 1997 by
                 and among ASFC and SAFECO Corporation is incorporated by reference to LNC's Form 8-K filed with the Commission on June 17, 1997.


<page 4>

                      LINCOLN NATIONAL CORPORATION

       PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)

                              June 30, 1997
                              (in millions)


                                                  Pro Forma

                             As
                           Previously  Disposition
                           Reported    of ASFC      Adjustments   Consolidated

ASSETS:

  Investments               $29,729.6   $              $            $29,729.6
  Cash and invested cash      1,272.8                   1,362.8(a)    2,635.6
  Other                      40,202.3                                40,202.3
  Discontinued operations     5,589.3    (5,589.3)                        --
    Total Assets             76,794.0    (5,589.3)      1,362.8      72,567.5


LIABILITIES AND
 SHAREHOLDERS' EQUITY:

  Insurance and
   investment contract
   liabilities               65,015.9                                65,015.9
  Short and long-term debt    1,185.8                    (370.7)(b)     815.1
  Other liabilities           1,967.5                      52.1 (c)   2,019.6
  Discontinued operations     4,140.1    (4,140.1)                        --
    Total Liabilities        72,309.3    (4,140.1)       (318.6)     67,850.6

  Preferred stock                 1.2                                     1.2
  Common stock                  984.3      (304.5)        273.4 (d)     953.2
  Retained earnings           3,024.5    (1,001.9)      1,408.0 (d)   3,430.6
  Net unrealized gain
   (loss) on securities
   available-for-sale           427.7      (142.8)                      284.9
  Other shareholders'
   equity                        47.0                                    47.0
    Total Shareholders'
     Equity                   4,484.7    (1,449.2)      1,681.4       4,716.9

    Total Liabilities and
     Shareholders' Equity   $76,794.0   $(5,589.3)     $1,362.8     $72,567.5


See notes to unaudited pro forma condensed consolidated financial statements.


<page 5>

                      LINCOLN NATIONAL CORPORATION

      PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT (UNAUDITED)

                     Six Months Ended June 30, 1997
                 (in millions, except per share amounts)


                                                   Pro Forma
                               As
                           Previously  Disposition
                            Reported    of ASFC      Adjustments Consolidated

REVENUE:

  Premiums and other
   considerations            $1,194.3    $               $         $1,194.3
  Net investment income       1,117.2                      -- (e)   1,117.2
  Realized gain on
   investments                   14.6                                  14.6
  Gain (loss) on sale of
   subsidiaries                   --                                    --
    Total Revenue             2,326.1                               2,326.1


BENEFITS AND EXPENSES:

  Benefits and settlement
   expenses                   1,419.2                               1,419.2
  Underwriting,
   acquisition, insurance
   and other expenses           836.9                                 836.9
  Interest expense               45.5                    (13.6)(f)     31.9
    Total Benefits
     and Expenses             2,301.6                    (13.6)     2,288.0

    Net Income from
     Continuing Operations
     before Federal Income
     Taxes                       24.5                     13.6         38.1

Federal Income Taxes (credit)   (10.6)                     4.7(g)      (5.9)

    Net Income from
     Continuing Operations       35.1                      8.9         44.0

Discontinued Operations          88.5      (88.5)                        --

    Net Income              $   123.6     $(88.5)        $ 8.9     $   44.0(h)


    Net Income Per Share        $1.19                                  $.47(I)





See notes to unaudited pro forma condensed consolidated financial statements.


<page 6>


                      LINCOLN NATIONAL CORPORATION

      PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT (UNAUDITED)

                      Year Ended December 31, 1996
                 (in millions, except per share amounts)


                                                   Pro Forma
                   As
                   Previously  Disposition
                   Reported    of ASFC      Adjustments Consolidated
REVENUE:

  Premiums and other
   considerations           $ 4,227.3  $(1,674.1)      $           $2,553.2
  Net investment income       2,365.9     (278.0)         -- (e)    2,087.9
  Realized gain on
   investments                  128.1      (35.6)                      92.5
  Gain (loss) on sale of
   subsidiaries                   --                                    --
    Total Revenue             6,721.3   (1,987.7)                   4,733.6


BENEFITS AND EXPENSES:

  Benefits and settlement
   expenses                   3,921.3   (1,253.6)                   2,667.7
  Underwriting,
   acquisition, insurance
   and other expenses         2,003.0     (525.9)                   1,477.1
  Interest expense               84.7        --         (27.1)(f)      57.6
    Total Benefits
     and Expenses             6,009.0   (1,779.5)       (27.1)      4,202.4

    Income before
     Federal Income Taxes
     and Minority Interest      712.3     (208.2)        27.1         531.2

Federal Income Taxes            179.2      (31.5)         9.5(g)      157.2

   Net Income before
    Minority Interest           533.1     (176.7)        17.6         374.0

Minority Interest                19.5      (19.5)                       --

    Net Income              $   513.6    $(157.2)      $ 17.6        $374.0(h)


    Net Income Per Share        $4.91                                 $4.01(I)



See notes to unaudited pro forma condensed consolidated financial statements.

<page 7>

                       LINCOLN NATIONAL CORPORATION

      PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT (UNAUDITED)

                      Year Ended December 31, 1995
                 (in millions, except per share amounts)

                                                   Pro Forma
                               As
                           Previously  Disposition
                            Reported    of ASFC      Adjustments Consolidated
REVENUE:

  Premiums and other
   considerations           $ 4,112.2  $(1,745.6)      $           $2,366.6
  Net investment income       2,251.3     (271.6)         -- (e)    1,979.7
  Realized gain (loss)
   on investments               215.6      (58.0)                     157.6
  Gain (loss) on sale of
   subsidiaries                  54.2       28.4                       82.6
    Total Revenue             6,633.3   (2,046.8)                   4,586.5


BENEFITS AND EXPENSES:

  Benefits and settlement
   expenses                   4,113.2   (1,261.8)                   2,851.4
  Underwriting,
   acquisition, insurance
   and other expenses         1,821.0     (572.8)                   1,248.2
  Interest expense               72.5        --         (27.1)(f)      45.4
    Total Benefits
     and Expenses             6,006.7   (1,834.6)       (27.1)      4,145.0

    Income before
     Federal Income Taxes       626.6     (212.2)        27.1         441.5

Federal Income Taxes            144.4      (31.4)         9.5(g)      122.5

   Net Income                 $ 482.2    $(180.8)      $ 17.6       $ 319.0(h)


   Net Income Per Share         $4.63                                 $3.44(I)



See notes to unaudited pro forma condensed consolidated financial statements.

<page 8>

                      LINCOLN NATIONAL CORPORATION

      PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT (UNAUDITED)

                      Year Ended December 31, 1994
                 (in millions, except per share amounts)

                                                   Pro Forma
                               As
                           Previously  Disposition
                            Reported    of ASFC      Adjustments Consolidated
REVENUE:

  Premiums and other
   considerations           $ 4,267.2  $(1,763.1)      $           $2,504.1
  Net investment income       1,994.7     (270.6)         -- (e)    1,724.1
  Realized gain (loss)
   on investments              (130.8)     (20.4)                    (151.2)
  Gain (loss) on sale of
   subsidiaries                  48.8                                  48.8
    Total Revenue             6,179.9   (2,054.1)                   4,125.8


BENEFITS AND EXPENSES:

  Benefits and settlement
   expenses                   4,195.3   (1,309.7)                   2,885.6
  Underwriting,
   acquisition, insurance
   and other expenses         1,558.8     (548.0)                   1,010.8
  Interest expense               49.5        (.1)       (27.1)(f)      22.3
    Total Benefits
     and Expenses             5,803.6   (1,857.8)       (27.1)      3,918.7

    Income before
     Federal Income Taxes       376.3     (196.3)        27.1         207.1

Federal Income Taxes             26.4      (11.9)         9.5(g)       24.0

   Net Income                $  349.9   $ (184.4)      $ 17.6       $ 183.1(h)


   Net Income Per Share         $3.37                                 $1.98(I)


See notes to unaudited pro forma condensed consolidated financial statements.

<page 9>


                     LINCOLN NATIONAL CORPORATION

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Balance Sheet Items:
 (a) Pro forma adjustment to reflect LNC's receipt of cash proceeds of $2.65 billion on sale of ASFC and disbursements of 1) $460 million in income taxes related to the sale, 2) $370.7 million to retire short-term debt and 3) $456.5 million to buy back shares of its own common stock.

 (b) Pro forma adjustment to reflect LNC's repayment of $370.7 million of short-term debt.

 (c) Pro forma adjustment to restore net items designated as discontinued perations within the June 30, 1997 balance sheet but subsequently retained by LNC.

 (d) Pro forma adjustment to common stock to reflect the net result of an addition of $304.5 million consolidating adjustment for ASFC's common stock and a reduction of $31.1 million for the buy-back of LNC common stock.

     Pro forma adjustments to retained earnings reflect the net result of additions of 1) $1,001.9 million consolidating adjustment for ASFC's retained earnings, 2) $46.5 million for estimated results of operations less dividends from July 1, 1997 to October 1, 1997 and 3) $785.0 million for the estimated gain on sale of ASFC and a reduction of $425.4 million for the buy-back of LNC common stock.

     A resolution passed on June 9, 1997 by the Board of Directors of LNC in conjunction with the sale of ASFC authorized a buy-back of LNC common stock totaling $500 million. Between June 9, 1997 and June 30, 1997 LNC disbursed $43.5 million to repurchase its common shares. This amount, along with the amounts shown above ($31.1 million and $425.4 million) totals $500 million.


 Income Statement Items:
 (e) Although the pro forma rules prohibit showing such data within the income statement, it is important to note that the net proceeds of the sale less disbursements for debt and share buy-backs would have generated some level of net investment income during the income statement periods shown. Amounts to follow are calculated based on an interest rate of 6.5% applied against a net cash balance proceeds of sale of ASFC less disbursements for income taxes, buy-back of common shares and retirement of short and long-term debt) or $1.282 billion $1.742 billion for first three months due to available delay in payment of Federal taxes of $460 million) plus interest on the interest. Based on these assumptions, net investment income would have been $51.6 million, $98.3 million, $92.1 million and $93.7 million for the six months ended June 30, 1997, and the years ended December 31, 1996, 1995, 1994, respectively.

 (f) Pro forma adjustment to reflect reduction in interest expense due to pro forma repayment of $86.7 million of long-term debt and all short-term debt outstanding as of January 1, 1994.



  <page 10>

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
  (continued)


 (g) The tax expense shown in the income statement relates to the income resulting from a reduction in interest expense as shown in "(f)" above. The tax expense for the net investment income described in "(e)" above would have been $18.1 million, $34.4 million, $32.2 million and $32.8 million for the six months ended June 30, 1997, and the years ended December 31, 1996, 1995, 1994, respectively. All tax calculations are based on a federal statutory rate of 35%.

 (h) LNC recorded an estimated gain on the sale of ASFC of $785.0 million ($1.245 billion pre-tax) in October of 1997. This gain was not reflected in the pro forma condensed statements of income. Also, the statements of income do not include the net investment income quantified in "(e)" above or the related tax expense quantified in "(g)" above. If such amounts were included, net income would have been $77.5 million ($.83 per share), $437.9 million ($4.70 per share), $378.9 million ($4.08 per share) and $244.0 million ($2.64 per share) for the six months ended June 30, 1997 and the years ended December 31, 1996, 1995 and 1994, respectively.

 (I) Net income per share "as reported" is based on average shares of 103,938,421; 104,560,826; 104,115,650 and 103,863,196 for the six
      months ended June 30, 1997, and the years ended December 31, 1996, 1995, 1994, respectively. Net income per share on a "pro forma" basis is based on average shares of 93,622,037; 93,261,391; 92,816,215 and
      92,563,761 for the six months ended June 30, 1997 and the years ended December 31, 1996, 1995 and 1994, respectively. These reduced average shares reflect the buy-back of shares as authorized by the Board of Directors in conjunction with the sale of ASFC.


<page 11>

                             SIGNATURE PAGE


                       LINCOLN NATIONAL CORPORATION




          Pursuant to the requirements of the Securities
          Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.











                                  Lincoln National Corporation

                                  By /s/ Richard C. Vaughan
                                     Richard C. Vaughan
                                     Executive Vice President and
                                     Chief Financial Officer


                                  By /s/ Donald L. Van Wyngarden
                                     Donald L. Van Wyngarden
                                     Second Vice President and
                                     Controller








 Date    October 6, 1997